                              Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB ("Form 10-QSB") of Qnective Inc. (the "Company") for the three month  period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Joe Hicks, Chief Executive

Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Form 10-QSB fully complies with the requirements of Section

            13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Joe Hicks

                                                     ---------------------------

                                                     Joe Hicks

                                                     Chief Executive Officer

                                                     May 17, 2007

Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB ("Form 10-QSB") of Qnective, Inc.  (the "Company") for the three month period ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Joe Hicks, Chief

Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)   The Form 10-QSB fully complies with the requirements of Section

            13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)   The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /s/ Joe Hicks

                                                     ------------------------------

                                                     Joe Hicks

                                                     Chief Financial Officer

                                                     May 17, 2007